EXHIBIT 99.2

                          The Class A-2 Confirmation


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                                           [LOGO OMITTED] The Bank of New York

                                                            Dated: May 8, 2006

                             Rate Cap Transaction

                          Re: BNY Reference No. 37800

Ladies and Gentlemen:

      The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the rate Cap Transaction entered into on the Trade Date specified below (the "Transaction") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York, and Deutsche Bank National Trust Company, not in its individual capacity, but solely as trustee (in such capacity, the "Trustee") under the Pooling and Servicing Agreement, dated as of May 1, 2006, among IndyMac MBS, Inc., as depositor (the "Depositor"), IndyMac Bank, F.S.B., as seller (the "Seller"), (the "Pooling and Servicing Agreement"). IndyMac INDX Mortgage Loan Trust 2006-AR13 (the "Issuing Entity") is referred to herein as the "Counterparty". This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. Form of Agreement. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement, as modified by the Schedule terms in Paragraph 4 of this Confirmation (the "Master Agreement"), shall be deemed to have been executed by you and us on the date we entered into the Transaction. Except as otherwise specified, references herein to Sections shall be to Sections of the ISDA Form Master Agreement and the Master Agreement, and references to Paragraphs shall be to paragraphs of this Agreement.. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Capitalized terms not otherwise defined herein or in the Definitions or the Master Agreement shall have the meaning defined for such term in the Pooling and Servicing Agreement.

2. Certain Terms. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction: Rate Cap


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

      Notional Amount:      With respect to any Calculation Period, the lesser of (i) the amount set forth on the attached Schedule I and (ii) the Class Certificate Balance of the Class A-2 Certificates immediately prior to the related
                            Distribution Date (as each such term is defined in the Pooling and
                            Servicing Agreement).

                            The Class Certificate Balance of the Certificates shall be published on the IndyMac INDX 2006-AR13 Statement to Certificateholders generated by
                            Deutsche Bank National Trust Company on the Deutsche Bank National Trust
                            Company internet website https://www.tss.db.com/invr under the column heading Current Principal Balance. If such report does not appear on the internet website referenced above, the Class Certificate Balance of the
                            Certificates can be obtained by contacting the trustee at its corporate trust office located at 1761 East St. Andrew Place, Santa Ana,
                            California 92705, Attention Trust Administration IN06AD, or by
                            contacting the trustee's investor relations desk at (800) 735-7777.

      Trade Date:           May 5, 2006

      Effective Date:       May 25, 2006

      Termination Date:     June 25, 2010, subject to adjustment in accordance with the Following
                            Business Day Convention.

FIXED AMOUNTS:

      Fixed Amount Payer:   Counterparty

      Fixed Amount:         USD 250,000.00

      Fixed Amount
      Payment Date:         May 30, 2006


FLOATING AMOUNTS

      Floating Rate Payer:  BNY

      Cap Rate:             5.8056%

      Floating Rate for
      initial Calculation
      Period:               To be determined


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      Floating Rate Day
      Count Fraction:       30/360

      Floating Rate Option: USD-LIBOR-BBA, provided, however, if the Floating Rate Option for a
                            Calculation Period is greater than 9.20% then the Floating Rate Option for such Calculation Period shall be deemed equal to 9.20%.

      Designated Maturity:  One month

      Spread:               Inapplicable

      Floating Rate Payer
      Period End Dates:     The 25th day of each month, beginning on June 25, 2006 and ending on the
                            Termination Date, with No Adjustments.

      Floating Rate Payer
      Payment Dates:        Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be two (2) Business Days preceding each Floating Rate Payer Period
                            End Date.

      Reset Dates:          The first day of each Calculation Period or Compounding Period, if
                            Compounding is applicable.

      Compounding:          Inapplicable

      Business Days for
      Payments By both
      parties:              New York

      Calculation Agent:    BNY

3.    Additional Provisions:

      1) Reliance. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

      2) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc ("S&P") and Moody's Investors Service, Inc. ("Moody's"), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the Certificates issued under the Pooling and Servicing Agreement (the "Certificates").

4.    Provisions Deemed Incorporated in a Schedule to the Master Agreement:


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      1)    No Netting Between Transactions. The parties agree that
            subparagraph (ii) of Section 2(c) will apply to any Transaction.

      2) Termination Provisions. Subject to the provisions of Paragraph 4(11) below, for purposes of the Master Agreement:

            (a) "Specified Entity" is not applicable to BNY or the Counterparty for any purpose.

            (b) The "Breach of Agreement" provision of Section 5(a)(ii) shall apply to BNY and shall not apply to the Counterparty.

            (c) The "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BNY (except with respect to credit support furnished pursuant to Paragraph 4.9) below or the Counterparty.

            (d) The "Misrepresentation" provisions of Section 5(a)(iv) shall apply to BNY and shall not apply to the Counterparty.

            (e) "Default under Specified Transaction" is not applicable to BNY or the Counterparty for any purpose, and, accordingly,
                  Section 5(a)(v) shall not apply to BNY or the Counterparty.

            (f) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BNY or to the Counterparty.

            (g) The "Bankruptcy" provisions of Section 5(a)(vii)(2) will not apply to the Counterparty; the words "trustee" and "custodian" in Section 5(a)(vii)(6) will not include the Trustee; and the words "specifically authorized " are inserted before the word "action" in Section 5(a)(vii)(9).

            (h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BNY or the Counterparty.

            (i) The "Automatic Early Termination" provision of Section 6(a) will not apply to BNY or to the Counterparty.

            (j)   Payments on Early Termination. For the purpose of Section
                  6(e):

            (i)   Market Quotation will apply.

            (ii)  The Second Method will apply.

            (k)   "Termination Currency" means United States Dollars.


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            (l)   No Additional Amounts Payable by Counterparty. The
                  Counterparty shall not be required to pay any additional amounts pursuant to Section 2(d)(i)(4) or 2(d)(ii).

      3)    Tax Representations.

            (a) Payer Representations. For the purpose of Section 3(e), BNY and the Counterparty make the following representations:

                  It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                  (i) the accuracy of any representations made by the other party pursuant to Section 3(f);

                  (ii) the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

                  (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

            (b) Payee Representations. For the purpose of Section 3(f), BNY and the Counterparty make the following representations.

                  (i)   The following representation will apply to BNY:

                        (x) It is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

                  (ii)  The following representation will apply to the
                        Counterparty:

                        The beneficial owner of payments made to it under this Agreement is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of


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                        United States Treasury Regulations) for United States
                        federal income tax purposes.

      4)    Documents to be delivered. For the purpose of Section 4(a):

            (a)   Tax forms, documents or certificates to be delivered are:


Party required to deliver                                                                                    Covered by Section 3(d)
document                    Form/Document/ Certificate                             Date by which to be       Representation
                                                                                   delivered
BNY and Counterparty        Any document required or reasonably requested to       Upon the execution and    Yes
                            allow the other party to make payments under this      delivery of this
                            Agreement without any deduction or withholding for     Agreement
                            or on the account of any tax.

            (b)   Other documents to be delivered are:

Party required to deliver   Form/Document/ Certificate                             Date by which to be       Covered by Section 3(d)
document                                                                           delivered                 Representation
BNY                         A certificate of an authorized officer of the party,   Upon the execution and    Yes
                            as to the incumbency and authority of the respective   delivery of this
                            officers of the party signing this Agreement, any      Agreement
                            relevant Credit Support Document, or any
                            Confirmation, as the case may be.

Counterparty                (i) a copy of the executed Pooling and Servicing       Upon the execution and    Yes
                            Agreement, and (ii) an incumbency certificate          delivery of this
                            verifying the true signatures and authority of the     Agreement
                            person or persons signing this letter agreement on
                            behalf of the Counterparty and the authority of such
                            party to enter into Transactions contemplated and
                            performance of its obligations hereunder.
BNY                         A copy of the most recent publicly available           Promptly after request    Yes
                            regulatory call report.                                by the other party


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      5)    Miscellaneous.

            (a)   Address for Notices: For the purposes of Section 12(a):

                  Address for notices or communications to BNY:

                            The Bank of New York
                            Swaps and Derivative Products Group
                            Global Market Division
                            32 Old Slip 15th Floor
                            New York, New York 10286
                            Attention: Steve Lawler

                            with a copy to:

                            The Bank of New York
                            Swaps and Derivative Products Group
                            32 Old Slip 16th Floor
                            New York, New York 10286
                            Attention: Andrew Schwartz
                            Tele: 212-804-5103
                            Fax: 212-804-5818/5837

                            (For all purposes)

                  Address for notices or communications to the Counterparty:

                            IndyMac INDX Mortgage Loan Trust 2006-AR13
                            c/o Deutsche Bank National Trust Company
                            1761 East St. Andrew Place,
                            Santa Ana, California 92705-4934,
                            Attention: Trust Administration: IN06AD
                            FAX: (714) 247-6285

            (b)   Process Agent. For the purpose of Section 13(c):

                  BNY appoints as its Process Agent: Not Applicable

                  The Counterparty appoints as its Process Agent: Not
                  Applicable

            (c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b), it shall not in future have any Office other than one in the United States.


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            (d)   Multibranch Party. For the purpose of Section 10(c):

                            BNY is not a Multibranch Party.

                            The Counterparty is not a Multibranch Party.

            (e)   Calculation Agent. The Calculation Agent is BNY.

            (f) Credit Support Document. Not applicable for either BNY (except with respect to credit support furnished pursuant to Paragraph 9) or the Counterparty.

            (g)   Credit Support Provider.

                            BNY: Not Applicable (except with respect to credit support furnished pursuant to Paragraph 9)

                          Counterparty:   Not Applicable

            (h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

            (i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

                  The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

            (j) Recording of Conversations. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction,
                  (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees,


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                  to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

            (k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

            (l) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of the Counterparty hereunder are limited recourse obligations of the Counterparty, payable solely from the Issuing Entity and the proceeds thereof to satisfy the Counterparty's obligations hereunder. In the event that the Issuing Entity and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Issuing Entity and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive. This provision shall survive the expiration of this Agreement.

            (m) Limitation on Institution of Bankruptcy Proceedings. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates. This provision shall survive the expiration of this Agreement.

            (n) Remedy of Failure to Pay or Deliver. The ISDA Form Master Agreement is hereby amended by replacing the word "third" in the third line of Section 5(a)(i) by the word "second".

            (o) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of
                  Section 6(b)(ii).

            (p) Trustee's Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder and pursuant to instruction set forth therein (ii) each of the representations, undertakings and


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                  agreements herein made on behalf of the trust is made and
                  intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Counterparty (iii) nothing herein contained shall be construed as creating any liability on the part of Deutsche Bank National Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances will Deutsche Bank National Trust Company, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

            (q) Trustee's Representation. Deutsche Bank National Trust Company, as Trustee, represents and warrants that:

                  It has been directed under the Pooling and Servicing Agreement to enter into this letter agreement as Trustee on behalf of the Counterparty.

            (r) Amendment to Pooling and Servicing Agreement. Notwithstanding any provisions to the contrary in the Pooling and Servicing Agreement, none of the Depositor, the Trustee shall enter into any amendment thereto which could have a material adverse affect on BNY without the prior written consent of BNY.

      6) Additional Representations. Section 3 is hereby amended, by substituting for the words "Section 3(f)" in the introductory sentence thereof the words "Sections 3(f) and 3(i)" and by adding, at the end thereof, the following Sections 3(g), 3(h) and 3(i):

            "(g)  Relationship Between Parties.

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                  (2)   Evaluation and Understanding.

                        (i) Each Party is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any


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                              communication (written or oral) of the other
                              party as investment advice or as a
                              recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

                        (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

                  (3) Principal. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

            (h) Exclusion from Commodities Exchange Act. (A) It is an "eligible contract participant" within the meaning of
                  Section 1a(12) of the Commodity Exchange Act, as amended;
                  (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

            (i) ERISA (Pension Plans). It is not a pension plan or employee benefits plan and it is not using assets of any such plan or assets deemed to be assets of such a plan in connection with this Transaction.

      7) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement (but without limiting the provisions of Section 2(c) and Section 6, except as provided in the next sentence), each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of Section 6(e) shall not apply for purposes of this Transaction.

      8) Additional Termination Events. The following Additional Termination Events will apply, in each case with respect to BNY as the sole Affected Party (unless otherwise provided below):

            (i) Downgrade. BNY fails to comply with the Downgrade Provisions as set forth in Paragraph 4(9). BNY shall be the sole Affected Party.


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      9)    Provisions Relating to Downgrade of BNY Debt Ratings.

            (i)   Certain Definitions.

                  (A) "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder, that the Trustee shall have received prior written confirmation from each of the applicable Rating Agencies, and shall have provided notice thereof to BNY, that the proposed action or inaction would not cause a downgrade or withdrawal of their then-current ratings of the Certificates.

                  (B) "Qualifying Ratings" means, with respect to the debt of any assignee or guarantor under Paragraph 4(9)(ii) below,

                        (x) a short-term unsecured and unsubordinated debt rating of "P-1" (not on watch for downgrade), and a long-term unsecured and unsubordinated debt of "A1" (not on watch for downgrade) (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of "Aa3" (not on watch for downgrade) by Moody's, and

                        (y) a short-term unsecured and unsubordinated debt rating of " A-1" by S&P, and

                        (z) a short-term unsecured and unsubordinated debt rating of "F-1" by Fitch.

                  (C) A "Collateralization Event" shall occur with respect to BNY (or any applicable credit support provider) if:

                        (x) its short-term unsecured and unsubordinated debt rating is reduced to "P-1" (and is on watch for downgrade) or below, and its long-term unsecured and unsubordinated debt is reduced to "A1" (and is on watch for downgrade) or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to "Aa3" (and is on watch for downgrade) or below) by Moody's, or

                        (y) its short-term unsecured and unsubordinated debt rating is reduced below "A-1" by S&P; or

                        (z) its short-term unsecured and unsubordinated debt rating is reduced below "F-1" by Fitch.

                  (D) A "Ratings Event" shall occur with respect to BNY (or any applicable credit support provider) if:


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                        (x) its short-term unsecured and unsubordinated debt
                        rating is withdrawn or reduced to "P-2" or below by Moody's and its long-term unsecured and unsubordinated debt is reduced to "A3" or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to "A2" or below) by Moody's, or

                        (y) its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P, or

                        (z) its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by Fitch.

            For purposes of (C) and (D) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider, but they shall be deemed not to occur if, within 30 days (or, in the case of a Ratings Event, 10 Business Days) thereafter, each of the applicable Rating Agencies has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto. For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

            (ii) Actions to be Taken Upon Occurrence of Event. Subject, in each case set forth in (A) and (B) below, to satisfaction of the Rating Agency Condition:

                  (A) Collateralization Event. If a Collateralization Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within thirty
                  (30) days of such Collateralization Ratings Event:

                        (1) post collateral under agreements and other instruments approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates,

                        (2) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

                        (3) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

                        (4) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which


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                        will be sufficient to restore the immediately prior
                        ratings of their Certificates.

                  (B) Ratings Event. If a Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within ten (10) Business Days of such Ratings Event:

                        (1) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

                        (2) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

                        (3) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates.

      10) Compliance with Regulation AB. BNY and Counterparty agree that the terms of the Item 1115 Agreement dated as of April 24, 2006 (the "Regulation AB Agreement"), among IndyMac Bank, F.S.B., IndyMac MBS, Inc., IndyMac ABS and BNY shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit A.

      11) Additional Provisions. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if the Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, and shall, at the time, have no future payment or delivery obligation, whether absolute or contingent, then unless BNY is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as the Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either

            Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BNY as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party.

      12) BNY Payments to be made to Trustee. BNY will, unless otherwise directed by the Trustee, make all payments hereunder to the Trustee. Payment made to the Trustee at the account specified herein or to another account specified in writing by the Trustee shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

5.    Account Details and Settlement Information:

      Payments to BNY:

            The Bank of New York
            Derivative Products Support Department
            32 Old Slip, 16th Floor
            New York, New York 10286
            Attention: Renee Etheart
            ABA #021000018
            Account #890-0068-175
            Reference: Interest Rate Swap/Cap

      Payments to Counterparty:

            Deutsche Bank Trust Company Americas
            ABA# 021001033
            Account# 01419663
            Account Name: NYLTD Funds Control/Stars West
            Ref: IndyMac INDX 2006-AR13 (Class A-2)

6. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Kenny Au-Yeung at 212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

      We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

      Very truly yours,

THE BANK OF NEW YORK


By:      /s/ Stephen M. Lawler
         --------------------------------------------
         Name:  Stephen M. Lawler
         Title: Managing Director


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Page 18 of 20


The Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.


INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR13
BY: DEUTSCHE BANK NATIONAL TRUST COMPANY, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE ON BEHALF OF INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR13


By: /s/ Marion Hogan
    -----------------------------
    Name: Marion Hogan
    Title: Associate

                                  SCHEDULE I



----------------------------------------------------------
Accrual              Accrual         Notional Amount
Start Date           End Date               (in USD)
----------------------------------------------------------
5/25/2006            6/25/2006        108,560,000.00
----------------------------------------------------------
6/25/2006            7/25/2006        107,824,767.62
----------------------------------------------------------
7/25/2006            8/25/2006        106,717,043.94
----------------------------------------------------------
8/25/2006            9/25/2006        105,241,494.67
----------------------------------------------------------
9/25/2006            10/25/2006       103,403,860.39
----------------------------------------------------------
10/25/2006           11/25/2006       101,210,950.48
----------------------------------------------------------
11/25/2006           12/25/2006        98,670,632.06
----------------------------------------------------------
12/25/2006           1/25/2007         95,791,813.75
----------------------------------------------------------
1/25/2007            2/25/2007         92,584,424.30
----------------------------------------------------------
2/25/2007            3/25/2007         89,059,386.15
----------------------------------------------------------
3/25/2007            4/25/2007         85,228,583.73
----------------------------------------------------------
4/25/2007            5/25/2007         81,495,055.87
----------------------------------------------------------
5/25/2007            6/25/2007         77,857,207.10
----------------------------------------------------------
6/25/2007            7/25/2007         74,313,468.13
----------------------------------------------------------
7/25/2007            8/25/2007         70,862,295.42
----------------------------------------------------------
8/25/2007            9/25/2007         67,502,170.73
----------------------------------------------------------
9/25/2007            10/25/2007        64,231,600.73
----------------------------------------------------------
10/25/2007           11/25/2007        61,049,116.57
----------------------------------------------------------
11/25/2007           12/25/2007        57,953,273.52
----------------------------------------------------------
12/25/2007           1/25/2008         54,942,650.53
----------------------------------------------------------
1/25/2008            2/25/2008         52,015,849.84
----------------------------------------------------------
2/25/2008            3/25/2008         49,171,496.64
----------------------------------------------------------
3/25/2008            4/25/2008         46,408,238.66
----------------------------------------------------------
4/25/2008            5/25/2008         43,724,745.81
----------------------------------------------------------
5/25/2008            6/25/2008         41,119,709.82
----------------------------------------------------------
6/25/2008            7/25/2008         38,591,843.87
----------------------------------------------------------
7/25/2008            8/25/2008         36,139,882.24
----------------------------------------------------------
8/25/2008            9/25/2008         33,762,580.00
----------------------------------------------------------
9/25/2008            10/25/2008        31,458,712.59
----------------------------------------------------------
10/25/2008           11/25/2008        29,227,075.59
----------------------------------------------------------
11/25/2008           12/25/2008        27,066,484.29
----------------------------------------------------------
12/25/2008           1/25/2009         24,975,773.43
----------------------------------------------------------

----------------------------------------------------------
Accrual              Accrual         Notional Amount
Start Date           End Date               (in USD)
----------------------------------------------------------
1/25/2009            2/25/2009         22,953,796.87
----------------------------------------------------------
2/25/2009            3/25/2009         20,999,427.25
----------------------------------------------------------
3/25/2009            4/25/2009         19,111,555.70
----------------------------------------------------------
4/25/2009            5/25/2009         17,289,091.57
----------------------------------------------------------
5/25/2009            6/25/2009         15,530,962.05
----------------------------------------------------------
6/25/2009            7/25/2009         13,836,111.97
----------------------------------------------------------
7/25/2009            8/25/2009         12,203,503.44
----------------------------------------------------------
8/25/2009            9/25/2009         10,632,115.60
----------------------------------------------------------
9/25/2009            10/25/2009        9,120,944.33
----------------------------------------------------------
10/25/2009           11/25/2009        7,669,001.98
----------------------------------------------------------
11/25/2009           12/25/2009        6,275,317.12
----------------------------------------------------------
12/25/2009           1/25/2010         4,938,934.21
----------------------------------------------------------
1/25/2010            2/25/2010         3,658,913.43
----------------------------------------------------------
2/25/2010            3/25/2010         2,434,330.34
----------------------------------------------------------
3/25/2010            4/25/2010         1,703,182.04
----------------------------------------------------------
4/25/2010            5/25/2010         1,018,469.06
----------------------------------------------------------
5/25/2010            6/25/2010          379,429.78
----------------------------------------------------------